Exhibit 10.2

EXECUTION VERSION

AMENDMENT TO BACKSTOP COMMITMENT AGREEMENT

THIS AMENDMENT TO THE BACKSTOP COMMITMENT AGREEMENT (this “Amendment”), is made and entered into as December 28, 2016, by and among Peabody Energy Corporation, a Delaware corporation (the “Company”) on behalf of itself and each of its direct and indirect debtor subsidiaries (each a “Debtor” and, collectively, the “Debtors” and, together with their non-Debtor affiliates, the “Company Group”) on the one hand, and each Noteholder Co-Proponent (as defined in the Backstop Commitment Agreement (as defined below)) that is a Party hereto, on the other hand. The Company and each Noteholder Co-Proponent is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS:

WHEREAS, the Company and the Commitment Parties have executed that certain Backstop Commitment Agreement, dated December 22, 2016 (the “Backstop Commitment Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Backstop Commitment Agreement pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the forgoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. AMENDMENT TO SECTION 1.1. Section 1.1 (Definitions) of the Backstop Commitment Agreement is hereby amended by substituting the definition of the term of Phase Two Party Outside Date with the following:

“Phase Two Party Outside Date” means the date that is December 30, 2016 and by which the relevant party has executed this Agreement or a Joinder Agreement.

2. AMENDMENT TO SECTION 2.3(a). Section 2.3(a) is struck in its entirety and replaced with the following:

(a) Additional Commitment Parties. Holders of Allowed Second Lien Notes Claims and Allowed Class 5B Claims may, in their sole discretion, elect to participate in the rights and obligations set forth by this Agreement as an Additional Commitment Party (to the extent they meet the qualifications set forth in the definition of such term) until the date that is twenty (20) Business Days following the Debtors’ filing of the PPA and BCA Approval Motion (the “Backstop Enrollment Outside Date”). All holders of Eligible Backstop Claims electing to become Additional Commitment Parties must execute a joinder to this Agreement pursuant to an agreement in substantially the form attached as Exhibit B hereto or otherwise in form and substance reasonably acceptable to the Company (a “Joinder Agreement”) and a joinder to the Plan Support Agreement. Any Additional Commitment Parties that become a Commitment Party pursuant to this Section 2.3(a) by 5:00 p.m. New York City time on December 30, 2016 following the execution of this Agreement (excluding any Defaulting Commitment Party) is deemed to be a “Phase Two Commitment Party”. Each Phase Two Commitment Party shall report its Phase Two Party Claim Amount, and each Additional Commitment Party shall report its Additional Commitment Party Claim Amount, to the Claims and Balloting Agent promptly after becoming a Phase Two Commitment Party or Additional Commitment Party, as the case may be, but in no event later than the Backstop Enrollment Outside Date.

3. EFFECT ON THE BACKSTOP COMMITMENT AGREEMENT. Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or waiver of any other provisions of the Backstop Commitment Agreement. The Backstop Commitment Agreement as specifically modified by this Amendment is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Each reference in the Backstop Commitment Agreement to “this Agreement,” “herein”, “hereunder,” “hereof” or words of like import referring to the Backstop Commitment Agreement shall mean and be a reference to the Backstop Commitment Agreement as modified by this Amendment.

4. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Backstop Commitment Agreement.

5. INCORPORATED PROVISIONS. Section 10.2, Section 10.4, Section 10.5 and Section 10.6 of the Backstop Commitment Agreement are hereby incorporated by reference herein mutatis mutandis.

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this Amendment as of the date first mentioned above.

PEABODY ENERGY CORPORATION

By:	/s/ A. Verona Dorch
Name:	A. Verona Dorch
Title:	Executive VP and Chief Legal Officer

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Contrarian Capital Fund I, L.P.

By:	Contrarian Capital Management, L.L.C.
Its:	Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information 411 West Putnam Avenue, Suite 425 Greenwich, CT 06830 Email address: jweisser@contrariancapital.com Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

CCM Pension-A, L.L.C.

By:	Contrarian Capital Management, L.L.C.
Its:	Managing Member

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information 411 West Putnam Avenue, Suite 425 Greenwich, CT 06830 Email address: jweisser@contrariancapital.com Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

CCM Pension-B, L.L.C.

By:	Contrarian Capital Management, L.L.C.
Its:	Managing Member

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information 411 West Putnam Avenue, Suite 425 Greenwich, CT 06830 Email address: jweisser@contrariancapital.com Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian Dome du Gouter Master Fund, LP By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian Opportunity Fund, L.P. By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

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Contrarian Capital Senior Secured, L.P. By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian Capital Trade Claims, L.P. By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian Advantage-B, LP By: Contrarian Capital Management, L.L.C. Its: General Partner

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian Emerging Markets, L.P. By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Contrarian EM SIF Master L.P. By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

Boston Patriot Summer St LLC By: Contrarian Capital Management, L.L.C. Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Backstop Commitment Agreement]

BlockHouse Master Fund LP

By:	/s/ Alfred J. Barbagallo
	Name:	Alfred J. Barbagallo
	Title:	Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor New York, NY 10019

Compliance@pointstate.com

Alfred J. Barabgallo

[Signature page to Amendment to Backstop Commitment Agreement]

Conflux Fund LP

By:	/s/ Alfred J. Barbagallo
	Name:	Alfred J. Barbagallo
	Title:	Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor New York, NY 10019

Compliance@pointstate.com

Alfred J. Barabgallo

[Signature page to Amendment to Backstop Commitment Agreement]

SteelMill Master Fund LP

By:	/s/ Alfred J. Barbagallo
	Name:	Alfred J. Barbagallo
	Title:	Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor New York, NY 10019

Compliance@pointstate.com

Alfred J. Barabgallo

[Signature page to Amendment to Backstop Commitment Agreement]

PointState Fund LP

By:	/s/ Alfred J. Barbagallo
	Name:	Alfred J. Barbagallo
	Title:	Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor New York, NY 10019

Compliance@pointstate.com

Alfred J. Barabgallo

[Signature page to Amendment to Backstop Commitment Agreement]

Panning Master Fund, LP

By:	Panning Capital Management, LP
Its:	Investment Manager

By:	/s/ William Kelly
Name: William Kelly Title: Authorized Signatory

Notice Information 510 Madison Avenue, 23rd Floor New York, NY 10022 rayan@panning.com Attention to: Rayan Joshi

Signature page to Amendment to Backstop Commitment Agreement

SOUTH DAKOTA INVESTMENT COUNCIL

By:	/s/ Matthew L. Clark
Name: Matthew L. Clark Title: State Investment Officer

Address:	South Dakota Investment Council 4009 West 49th Street, Suite 300 Sioux Falls, SD 57106-3784
Tel:	605-362-2820
Email:	Laurie.Riss@state.sd.us
Attn:	A. Laurie Riss

[Signature page to Amendment to Backstop Commitment Agreement]

    DISCOVERY CAPITAL MANAGEMENT, LLC

By:	/s/ Adam Schreck
Name: Adam Schreck Title: General Counsel

Address:	20 Marshall Street, Suite 310 South Norwalk, CT 06854
Attn:	Adam Schreck
aschreck@discap.com
Tel:	(203) 956-7953

[Signature page to Amendment to Backstop Commitment Agreement]

BLUE TURTLE CAPITAL, LLC, a Delaware Limited Liability Company

By: /s/ Elliot Greenberg
Name: Elliot Greenberg Title: Vice President

BLUE TURTLE CAPITAL LIMITED, a Cayman Islands Limited Company

By: /s/ Elliot Greenberg
Name: Elliot Greenberg Title: Vice President

Notice Information

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036

Email: KEckstein@kramerlevin.com; SZide@kramerlevin.com ADove@kramerlevin.com

Attention: Kenneth H. Eckstein, Esq., Stephen D. Zide, Esq., and Andrew M. Dove, Esq.

[Signature Page to the Amendment to Backstop Commitment Agreement]

AURELIUS CAPITAL MASTER, LTD.
By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By: /s/ Richard Petrilli
Name: Richard Petrilli Title: Chief Financial Officer

ACP MASTER, LTD.
By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By: /s/ Richard Petrilli
Name: Richard Petrilli Title: Chief Financial Officer

Notice Information

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036

Email: KEckstein@kramerlevin.com; SZide@kramerlevin.com ADove@kramerlevin.com

Attention: Kenneth H. Eckstein, Esq., Stephen D. Zide, Esq., and Andrew M. Dove, Esq.

[Signature Page to the Amendment to Backstop Commitment Agreement]